UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

American Superconductor Corporation

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than Registrant)

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Your Vote Counts! AMERICAN SUPERCONDUCTOR CORPORATION 2026 Annual Meeting Vote by July 30, 2026 11:59 PM ET. For shares held in a Plan, vote by July 29, 2026 11:59 PM ET. AMERICAN SUPERCONDUCTOR CORPORATION 114 EAST MAIN STREET AYER, MA 01432 V95431-P52762 You invested in AMERICAN SUPERCONDUCTOR CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on July 31, 2026. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to July 17, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and July 31, 2026 10:30 AM EDT vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/AMSC2026 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Voting Items Recommends 1. Election of Directors Nominees: 01) Laura A. Dambier 05) Barbara G. Littlefield For 02) Terence R. Donnelly 06) Daniel P. McGahn 03) Arthur H. House 07) David R. Oliver, Jr. 04) Margaret D. Klein 2. To ratify the appointment by the Audit Committee of the Board of Directors of RSM US LLP as AMSC’s independent For registered public accounting firm for the fiscal year ending March 31, 2027. 3. To approve, on an advisory basis, the compensation of AMSC’s named executive officers. For NOTE: To transact such other business as may properly come before the annual meeting or any continuation, postponement or adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V95432-P52762